                                                                      EXHIBIT 99

                                                                                                       DISTRIBUTION DATE:  07-JAN-02
DAIMLERCHRYSLER AUTO TRUST 2001-C MONTHLY SERVICER'S CERTIFICATE (HK)                                                    PAGE 1 OF 2
------------------------------------------------------------------------------------------------------------------------------------
      Payment Determination Statement Number                                                    4
      Distribution Date                                                                 07-Jan-02

      DATES COVERED                                                             FROM AND INCLUDING                 TO AND INCLUDING
      -------------                                                             ------------------                 ----------------
           Collections Period                                                           01-Dec-01                         31-Dec-01
           Accrual Period                                                               06-Dec-01                         06-Jan-02
           30/360 Days                                                                         30
           Actual/360 Days                                                                     32

                                                                                    NUMBER OF
      COLLATERAL POOL BALANCE DATA                                                   ACCOUNTS                          $ AMOUNT
      ----------------------------                                                   --------                          --------
      Pool Balance - Beginning of Period                                             100,150                       1,802,778,585.30
      Collections of Installment Principal                                                                            31,951,761.35
      Collections Attributable to Full Payoffs                                                                        11,899,228.85
      Principal Amount of Repurchases                                                                                          0.00
      Principal Amount of Gross Losses                                                                                 1,311,185.07
                                                                                                                   ----------------

      Pool Balance - End of Period                                                    99,214                       1,757,616,410.03
                                                                                                                   ================


      POOL STATISTICS                                                                                               END OF PERIOD
      ---------------                                                                                              ----------------
      Initial Pool Balance (Pool Balance at the Purchase Date)                                                     1,950,128,520.05
      Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                         90.13%

      Ending O/C Amount                                                                                              107,967,603.02
      Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                                 106.54%

      Cumulative Net Losses                                                                                              813,551.16
      Net Loss Ratio (3 mo. Weighted Avg.)                                                                                  0.17310%
      Cumulative Recovery Ratio                                                                                               57.66%
      60+ Days Delinquency Amount                                                                                      5,404,956.43
      Delinquency Ratio (3 mo. Weighted Avg.)                                                                               0.20520%

      Weighted Average APR                                                                                                    6.803%
      Weighted Average Remaining Term (months)                                                                                50.95
      Weighted Average Seasoning (months)                                                                                      7.29
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

CHRYSLER FINANCIAL                                                                                     DISTRIBUTION DATE:  07-JAN-02
DAIMLERCHRYSLER AUTO TRUST 2001-C MONTHLY SERVICER'S CERTIFICATE (HK)                                                    PAGE 2 OF 2
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
 CASH SOURCES
 ------------
      Collections of Installment Principal               31,951,761.35
      Collections Attributable to Full Payoffs           11,899,228.85
      Principal Amount of Repurchases                             0.00    O/C RELEASE       (Prospectus pg S16)
      Recoveries on Loss Accounts                           746,116.00    ------------
      Collections of Interest                             9,886,860.73    Pool Balance                             1,757,616,410.03
      Investment Earnings                                    64,749.08    Yield Supplement O/C Amount                (24,317,308.29)
      Reserve Account                                     4,641,182.50                                            ------------------
                                                   ---------------------  Adjusted Pool Balance                   1,733,299,101.74
      TOTAL SOURCES                                      59,189,898.51
                                                   =====================
                                                                          Total Securities                         1,649,648,807.01
                                                                                                                  -----------------

                                                                          Adjusted O/C Amount                         83,650,294.73
 CASH USES
 ---------
      Servicer Fee                                        1,502,315.49    O/C Release Threshold                       69,331,964.07
      Note Interest                                       5,556,680.97
      Reserve Fund                                        4,641,182.50    O/C Release Period?  (A1 Notes Matured)          No
      O/C Release to Seller                                       0.00
      Note Principal                                     47,489,719.55    O/C Release                                          0.00
                                                   ---------------------
      TOTAL CASH USES                                    59,189,898.51
                                                   =====================


 ADMINISTRATIVE PAYMENT
 ----------------------
 Total Principal and Interest Sources                    59,189,898.51
 Investment Earnings in Trust Account                       (64,749.08)
 Daily Collections Remitted                             (54,047,091.68)
 Cash Reserve in Trust Account                           (4,641,182.50)
 Servicer Fee (withheld)                                 (1,502,315.49)
 O/C Release to Seller                                            0.00
                                                   ---------------------
      PAYMENT DUE TO/(FROM) TRUST ACCOUNT                (1,065,440.24)
                                                   =====================

                                               Beginning                Ending              Principal            Principal per
                                                Balance                 Balance              Payment               $1000 Face
                                           -------------------    -----------------------------------------------------------------
 NOTES & CERTIFICATES
 --------------------
 Class A-1  296,123,000.00  @   3.50%          136,788,526.56           89,298,807.01       47,489,719.55             160.3716008
 Class A-2  695,000,000.00  @   3.71%          695,000,000.00          695,000,000.00                0.00               0.0000000
 Class A-3  353,000,000.00  @   4.21%          353,000,000.00          353,000,000.00                0.00               0.0000000
 Class A-4  452,000,000.00  @   4.63%          452,000,000.00          452,000,000.00                0.00               0.0000000
 Certificates                                   60,350,000.00           60,350,000.00                0.00               0.0000000
                                           -------------------    -----------------------------------------
     Total Securities                        1,697,138,526.56        1,649,648,807.01       47,489,719.55
                                           ===================    =========================================


                                              Interest         Interest per
                                               Payment          $1000 Face
                                         -------------------------------------
 NOTES & CERTIFICATES
 --------------------
 Class A-1  296,123,000.00  @   3.50%            425,564.30        1.4371200
 Class A-2  695,000,000.00  @   3.71%          2,148,708.33        3.0916667
 Class A-3  353,000,000.00  @   4.21%          1,238,441.67        3.5083333
 Class A-4  452,000,000.00  @   4.63%          1,743,966.67        3.8583333
 Certificates                                          0.00
                                         --------------------
     Total Securities                          5,556,680.97
                                         ====================

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